OTHER NONCURRENT LIABILITIES	6 Months Ended
Sep. 30, 2024
OTHER NONCURRENT LIABILITIES
OTHER NON-CURRENT LIABILITIES

NOTE 7 – OTHER NON‑CURRENT LIABILITIES

Other non‑current liabilities consisted of the following as of September 30, 2024 and March 31, 2024:

	As of September 30,	As of March 31,
	2024	2024
Loan payable to the third parties	$158,347	$-
Total	$158,347	$-

On July 24, 2024, the Company entered into another agreement with a third party to borrow aggregate loan of $0.16 million (RMB 1.1 million) for one year with due date on July 23, 2026. The loans all bear a fixed interest rate of 4.62% on the date of drawing per annum. The loan facility agreements are all unsecured.